 Investor PresentationAPRIL 2019

 This presentation contains forward-looking statements, including, in particular, statements about Interface’s plans, strategies and prospects. These are based on the Company’s current assumptions, expectations and projections about future events.Although Interface believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward-looking statements will be achieved. Important factors, some of which may be beyond the Company’s control, that could cause actual results to differ materially from management’s expectations include the matters discussed under the heading “Risk Factors” included in the Company’s most recent Annual Report on Form 10-K, as well as the SEC investigation disclosed in the Company’s Current Report on Form 8-K filed on April 24, 2019, which discussions are hereby incorporated by reference. Forward-looking statements in this presentation include, without limitation, the information set forth on the slide titled “Growth and Value Creation Strategy”, the section of this presentation titled “Growth and Value Creation” and the slides titled “Investment Thesis” and “Outlook and Objectives”. Other forward-looking statements can be identified by words such as “may,” “expect,” “forecast,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “project,” “estimate,” “target,” and similar expressions. Forward-looking statements speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and meeting attendees not to place undue reliance on any such statements.This presentation includes certain financial measures not calculated in accordance with U.S. GAAP. They may be different from similarly titled non-GAAP measures used by other companies, and should not be used as a substitute for, or considered superior to, GAAP measures. Reconciliations to the most directly comparable GAAP measures appear in the Appendix.  Forward Looking Statements and Non-GAAP Measures

 Interface at a Glance  Interface is a global leader of commercial flooring solutions including carpet tile, luxury vinyl tile (LVT) and rubber flooring.  Headquartered in Atlanta, GA7 manufacturing locations on 4 continents4,100 global employeesSales in over 110 countriesNew Product Vitality Index** of 38%All products are Carbon Neutral  Americas  EMEA  APAC  CorporateOffice   Non-Office  Note: Geographic breakdown and segment figures represent proforma FYE 2018 sales for Interface and nora combined* See Appendix for a reconciliation of Non-GAAP figures** New Product Vitality represents products launched in the past three years and custom products

         42%Gross Profit Margin  15%Operating Income Margin  19%EBITDAMargin  Investment Thesis  VALUE DRIVERS  Strong brands that are participating in growth areas of the industryPositioned for growth in a $34 billion global category:Leading share in carpet tile with ~22% of the segment Leading share in rubber with ~30% of the segment Growing share in LVT with ~2% of the segmentAttractive and expanding margin structureGlobal footprint with manufacturing on four continentsStrong track record of value creation 16% Adjusted EBITDA CAGR  MID-TERM OBJECTIVES (4-6 years)  ADJUSTED EBITDA*($ in millions)  16% CAGR

 Investment Highlights: Who We Are  leadingglobal provider of commercial flooring solutions  most valuable brand in the flooring category  strongest global sales & marketing capabilities  global manufacturing footprint and industry-leading gross margins  engaged, customer-centric culture, focused on performance and galvanized around our sustainability mission

 Grow the CoreCarpet Tile Business  Build a Resilient Flooring Business  ExecuteSupply ChainProductivity  Optimize SG&AResources  Growth and Value Creation Strategy  Lead a World-Changing Sustainability MovementCentered Around Mission Zero and Climate Take Back.  Interface’s vision is to become the world’s most valuable interior products & services company

     Interface Positioning  InterfacePositioning

 GLOBAL COMMERCIAL FLOORING SEGMENT (in Billions)  Source: Management estimates  Leading Global Provider of Flooring Solutions  Interface participates in the $35 Billion Global Commercial Flooring segmentWe are the global share leader in the $4.6 Billion Carpet Tile segment which continues to take share from broadloom We entered the high growth $3.0 Billion LVT segment in 2017 We entered the $0.9 Billion Rubber flooring segment with our acquisition of nora, the category leaderOur served market has expanded from ~$4.2 Billion a couple of years ago to an estimated $8.5 Billion today  $10.1  $3.0  $0.9  $2.7  $4.7  $2.9  $5.4  $4.6

 GLOBAL COMMERCIAL FLOORING: SEGMENT SIZE vs FORECAST GROWTH and GROSS MARGIN  Participating in Attractive Commercial Flooring Segments  Interface serves growing segments of hard and soft surface with the highest margins  Source: Management estimates

 GLOBAL CARPET TILE SEGMENT BY CHANNEL  Premium Player in the Specified Channel  Interface competes on design, sustainability and innovation, commanding a premium price point and industry leading marginsInterface is the share leader in the specified and end user channels of commercial carpet tile which are highly influenced by Architects & Designers  INTERFACE GLOBAL SHARE OF CARPET TILE PRICE CATEGORIES  Source: Management estimates  Other

 Carpet TileBiomimicry-inspired random design (i2)High recycled content No glue installation (TacTiles®)Carbon neutral (Carbon Neutral Floors™)Faster, more profitable installation for contractorsEasily recycled (ReEntry® program)Luxury Vinyl Tile (LVT)Creative design freedomComplements and enhances our carpet tile portfolio No transition strips needed Same sizes as our carpet tilesHigh acoustic value (Sound Choice™ backing) Carbon neutral (Carbon Neutral Floors™)Rubbernorament® - sheet rubbernoraplan® - modular rubber tilesIdeal for hygienic, safe flooring applicationsExtremely durable with strong chemical resistance Carbon neutral (Carbon Neutral Floors™)  Attractive Product Portfolio

 Benefits of ModularCreative design freedomNo glue, no padLower cost to changeProduces less wasteFaster, more profitable installation for contractorsEasier to reconfigure and maintainSelective replacement  Modular Product Offering

 Global Sales and Manufacturing Platform  Sales in over 110 countries1,100 sales & marketing professionalsGlobal account management  Seven manufacturing locations on four continentsGlobal supply chain managementUnique blend of efficiency and customization                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                        Note: Figures represent proforma FYE 2018 for Interface and nora combined   Carpet Tile Manufacturing Facility    Showroom Location    AMERICAS55%of Net Sales  EMEA30%of Net Sales  ASIA-PACIFC15% of Net Sales  Rubber Manufacturing/Distribution Facility

 Diversified Customer Verticals  CORPORATE OFFICEHighest penetration of carpet tile vs broadloomGlobal Account managementEmerging market penetration  EDUCATIONK-12 and higher educationSecond highest penetration of carpet tile vs broadloom Second largest market for rubber   HOSPITALITYGuest rooms, corridors and public spacesNamed the brand standard or alternate at Hilton, Marriott, IGH and Choice Hotels properties  RETAILRetail and bank branchesSignificant opportunity for broadloom conversionHigh penetration of LVT  Note: Figures represent proforma FYE 2018 sales for Interface and nora combined   HEALTHCAREHospitals, MOB, Assisted Living and Senior LivingLargest rubber market based on hygienic properties, chemical resistance and durability

     Growth andValue Creation

 Grow the CoreCarpet Tile Business  Build a Resilient Flooring Business  ExecuteSupply ChainProductivity  Optimize SG&AResources  Growth and Value Creation Strategy  Lead a World-Changing Sustainability MovementCentered Around Mission Zero and Climate Take Back.  Interface’s vision is to become the world’s most valuable interior products & services company

 Grow the Core Carpet Tile Business    Enhance salesforce productivity – Execute on selling system transformation including reorganization, training and technology toolsElevate and grow segments – Drive growth in priority segments including Corporate Office, Hospitality, Living and EducationOptimize product portfolio – Expand our portfolio to increase the addressable marketLead the market in design and innovation – Continue to introduce innovative new products that energize and inspireContinue to develop brand love, commanding the strongest Net Promoter Score among A&D and End Users

 Build a Resilient Flooring Business    Continue penetrating the high growth LVT segment, building on successful global LVT launchIntegrate nora® rubber flooring into our product portfolioLeverage innovation pipelineExpand global participationStrategically expand product portfolio

 Resilient Flooring: nora Acquisition  nora is a leading global manufacturer of commercial rubber floorcovering systems for healthcare, education, life sciences, public buildings and other end markets

 Source: Management estimates  GLOBAL COMMERCIAL FLOORING: SEGMENT SIZE vs FORECAST GROWTH and GROSS MARGIN  nora is a Global Leader in Rubber Flooring  nora is the leader in the nearly $1B rubber flooring category of the $34B global commercial flooring industryRubber flooring is ideal for applications that require hygienic, safe flooring with strong chemical resistance, and it is extremely durable compared to other flooring alternatives

 Interface and nora Together  Americas  EMEA  APAC  Americas  EMEA  APAC            +  Office   15%  25%  Americas  EMEA  APAC  Americas  EMEA  APAC    Non-office  Office   Non-office  Note: Figures represent proforma FYE 2018 sales for Interface and nora combined   Geographic Reach  Segmentation  excluding nora

 Execute Supply Chain Productivity    Execute Troup County Optimization plan which we expect to yield annualized savings of $30MImplement a dynamic yarn strategyContinue to deliver on productivity pipeline initiatives

 Optimize SG&A Resources    Repurpose spend toward growth initiatives and the highest ROIStage gating of key investments Leverage Interface’s purpose-driven culture

 Purpose-DrivenCultureGalvanizedAround aCommonSustainability Mission   GLOBESCAN SUSTAINABILITY SURVEY – 20+ YEAR HISTORY  Unilever  Patagonia  Interface  IKEA  Tesla  Natura  M&S  Nestle

 We commit to running our business in a way that creates a climate fit for life – and we call on others to do the same.We expect to demonstrate that industry can operate with carbon negative business models. As a first step, we are the first global flooring manufacturer to offer carbon neutral carpet tile and LVT across our entire product range.  Purpose-Driven Companies Outperform their Peer Sets  ENERGY USE  43%  RENEWABLE ENERGY  88%  GHG EMISSIONS  96%  WASTE TO LANDFILL  91%  WATER INTAKE  88%  RECYCLED & BIOBASED MATERIALS  58%  PRODUCT CARBON FOOTPRINT  66%                Reduction versus 1996 Baseline  CLIMATE TAKE BACK

     7  k  g                                                              2  k  g                                                            Moving Toward a Carbon Negative Business Model  It is possible to make a product with the potential to reverse global warming.     CO2    Proof Positive Carpet Tile Prototype

     FinancialPerformance

 GAAP Financial Results  RECENT QUARTER  RECENT YEAR END

 Adjusted Financial Results*  * See Appendix for a reconciliation on Non-GAAP figures** No adjustments for first quarter 2019  RECENT QUARTER  RECENT YEAR END

 Organic Sales Growth  FYE ORGANIC SALES*($ in millions)    Q1 ORGANIC SALES*($ in millions)  Organic Sales were up 2% in Q1 2019nora sales were up 9% in Q1 2019     7% Growth  * See Appendix for a reconciliation on Non-GAAP figures    2% Growth

 Adjusted EBITDA Growth  FYE ADJUSTED EBITDA*($ in millions)  Adjusted EBITDA grew 22% in FYE 2018    22% Growth  * See Appendix for a reconciliation on Non-GAAP figures

 Adjusted Earnings Per Share  ADJUSTED EARNINGS PER SHARE (DILUTED)*  Our value creation strategy is generating double digit Adjusted EPS growth    17% CAGR  * See Appendix for a reconciliation on Non-GAAP figures

 TOTAL DEBT($ in millions)  NET DEBT($ in millions)  NET DEBT / ADJUSTED EBITDA*  Capitalization and Liquidity  * See Appendix for a reconciliation on Non-GAAP figures  ADJUSTED EBITDA*($ in millions)

 Capital Allocation for Value Creation  Investing in the business to fuel our value creation strategy while upholding a disciplined approach to capital allocationMaintaining strong liquidity with $254 million available under our revolving credit facility  Reinvest in the Business  Evaluate Leverage  Explore M&A Opportunities  Return Excess Cash to Shareowners  CAPITAL DEPLOYMENT PHILOSOPHY  Invest in strategic initiatives with high returns including organic growth opportunities, innovation, manufacturing productivity and salesforce effectiveness  Utilize excess cash to opportunistically refinance or pay down debtOptimize cost of capital and target Net Debt / Adjusted EBITDA below 3.0x  Opportunistically evaluate accretive M&A transactions  Returned $30M to shareowners in 2018 via dividends and stock repurchases

 Outlook and Objectives  Total Net Sales growth, including nora, of 14 - 16% (including 200 basis points of currency headwinds)Organic sales growth from carpet and LVT of 2 - 4% Adjusted Gross Profit Margin of 40 - 40.5% (130 - 180 basis points expansion)Adjusted SG&A Expenses of 28 - 28.5% as a percentage of net salesInterest and Other Expenses of $29 - $30 millionEffective Tax Rate at approximately 28% Capital Expenditures of $65 - $75 million, including ~$35 million of maintenance capital plus investment capital to fund productivity and growth initiatives  2019 OUTLOOK  MIDTERM OBJECTIVES(4-6 year horizon)    42%Gross Profit Margin    15%Operating Income Margin    19%EBITDAMargin

 Investment Highlights: Who We Are  leadingglobal provider of commercial flooring solutions  most valuable brand in the flooring category  strongest global sales & marketing capabilities  global manufacturing footprint and industry-leading gross margins  engaged, customer-centric culture, focused on performance and galvanized around our sustainability mission

     Appendix  Appendix

 Appendix: Reconciliation of Non-GAAP Figures

 Appendix: Reconciliation of Non-GAAP Figures

 Appendix: Reconciliation of Non-GAAP Figures